EXHIBIT 32.1

                              CERTIFICTION PURSUANT TO
                               18 U.S.C. SECTION 1350
                               AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Islands Bancorp (the "Company") on Form 10-QSB for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, William B. Gossett, principal executive and financial officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/William B. Gossett
                                         -----------------------------------
                                         William B. Gossett
                                         President and Chief Executive Officer
                                         (principal executive and financial
                                          officer)


Date: November 14, 2005